CareView Communications, Inc. 8-K

Exhibit 10.45

TWENTY-EIGHTH AMENDMENT TO MODIFICATION AGREEMENT

This TWENTY-EIGHTH AMENDMENT TO MODIFICATION AGREEMENT (this “Amendment”) is made and entered into as of February 28, 2023 (the “Amendment Effective Date”), by and among CAREVIEW COMMUNICATIONS, INC., a Nevada corporation (“Holdings”), CAREVIEW COMMUNICATIONS, INC., a Texas corporation and a wholly owned subsidiary of Holdings (the “Borrower”), CAREVIEW OPERATIONS, L.L.C., a Texas limited liability company (the “Subsidiary Guarantor”), PDL INVESTMENT HOLDINGS, LLC (as assignee of PDL BioPharma, Inc.), a Delaware limited liability company (both in its capacity as the lender (“Lender”) and in its capacity as Agent (solely in such capacity as Agent, the “Agent”)) under the Credit Agreement (as defined below), and Steven G. Johnson and Dr. James R. Higgins (each, an individual, for the purpose of acknowledging and agreeing to this Amendment in their collective capacity as the Tranche Three Lender under the Credit Agreement).

RECITALS

A.       Reference is made to that certain Credit Agreement dated as of June 26, 2015, among Holdings, the Borrower, the Lender and the Agent (as amended, supplemented or modified as of the date hereof (the “Credit Agreement”), including pursuant to that certain First Amendment to Credit Agreement dated as of October 7, 2015, that certain Modification Agreement dated as of February 2, 2018 (the “Modification Agreement”), that certain Second Amendment to Credit Agreement dated as of February 23, 2018 (the “Second Amendment”), that certain Amendment to Modification Agreement dated as of May 31, 2018 (the “First Modification Amendment”), that certain Second Amendment to Modification Agreement dated as of June 14, 2018 (the “Second Modification Amendment”), that certain Third Amendment to Modification Agreement dated as of June 28, 2018 (the “Third Modification Amendment”), that certain Third Amendment to Credit Agreement dated as of July 13, 2018, that certain Fourth Amendment to Modification Agreement dated as of August 31, 2018 (the “Fourth Modification Amendment”), that certain Fifth Amendment to Modification Agreement dated as of September 28, 2018 (the “Fifth Modification Amendment”), that certain Sixth Amendment to Modification Agreement dated as of November 12, 2018 (the “Sixth Modification Amendment”), that certain Seventh Amendment to Modification Agreement dated as of November 19, 2018 (the “Seventh Modification Amendment”), that certain Eighth Amendment to Modification Agreement dated as of December 3, 2018 (the “Eighth Modification Amendment”), that certain Ninth Amendment to Modification Agreement dated as of December 17, 2018 (the “Ninth Modification Amendment”), that certain Tenth Amendment to Modification Agreement dated as of January 31, 2019 (the “Tenth Modification Amendment”), that certain Eleventh Amendment to Modification Agreement dated as of February 28, 2019 (the “Eleventh Modification Amendment”), that certain Twelfth Amendment to Modification Agreement dated as of March 29, 2019 (the “Twelfth Modification Amendment”), that certain Fourth Amendment to Credit Agreement dated as of April 9, 2019, that certain Thirteenth Amendment to Modification Agreement dated as of April 29, 2019 (the “Thirteenth Modification Amendment”), that certain Fifth Amendment to Credit Agreement dated as of May 15, 2019, that certain Fourteenth Amendment to Modification Agreement dated as of May 15, 2019 (the “Fourteenth Modification Amendment”), that certain Fifteenth Amendment to Modification Agreement dated as of September 30, 2019 (the “Fifteenth Modification Amendment”), that certain Sixteenth Amendment to Modification Agreement dated as of November 29, 2019 (the “Sixteenth Modification Amendment”), that certain Seventeenth Amendment to Modification Agreement dated as of December 31, 2019 (the “Seventeenth Modification Amendment”), that certain Eighteenth Amendment to Modification Agreement dated as of January 17, 2020 (the “Eighteenth Modification Amendment”), that certain Nineteenth Amendment to Modification Agreement dated as of January 28, 2020 (the “Nineteenth Modification Amendment”), that certain Twentieth Amendment to Modification Agreement dated as of April 17, 2020 (the “Twentieth Modification Amendment”), that certain Twenty-First Amendment to Modification Agreement dated as of September 30, 2020 (the “Twenty-First Modification Amendment”), that certain Twenty-Second Amendment to Modification Agreement dated as of November 30, 2020 (the “Twenty-Second Modification Amendment”), that certain Twenty-Third Amendment to Modification Agreement dated as of January 31, 2021 (the “Twenty-Third Modification Amendment”), that certain Twenty-Fourth Amendment to Modification Agreement dated as of May 25, 2021 (the “Twenty-Fourth Modification Amendment”) that certain Twenty-Fifth Amendment to Modification Agreement dated as of November 29, 2021 (the “Twenty-Fifth Modification Amendment”), that certain Twenty-Sixth Amendment to Modification Agreement dated as of June 23, 2022 (the “Twenty-Sixth Modification Amendment”) and that certain Twenty-Seventh Amendment to Modification Agreement dated as of December 30, 2022 (the “Twenty-Seventh Modification Amendment”) ; capitalized terms used and not defined in this Amendment shall have the meaning set forth in the Credit Agreement.

B.       Pursuant to the Modification Agreement, as amended by the First Modification Amendment, the Fifth Modification Amendment, the Sixth Modification Amendment, the Seventh Modification Amendment, the Eighth Modification Amendment, the Ninth Modification Amendment, the Tenth Modification Amendment, the Eleventh Modification Amendment, the Twelfth Modification Amendment, the Thirteenth Modification Amendment, the Fourteenth Modification Amendment, the Fifteenth Modification Amendment, the Sixteenth Modification Amendment, the Seventeenth Modification Amendment, the Eighteenth Modification Amendment, the Nineteenth Modification Amendment, the Twentieth Modification Amendment, the Twenty-First Modification Amendment, the Twenty-Second Modification Amendment, the Twenty-Third Modification Amendment, the Twenty-Fourth Modification Amendment, the Twenty-Fifth Modification Amendment, the Twenty-Sixth Modification Amendment, and the Twenty-Seventh Modification Amendment, the parties agreed that the term, “Modification Termination Event” would mean the earliest to occur of: (a) the occurrence of any Event of Default under any Loan Documents that does not constitute a Covered Event; (b) the occurrence of any Agreement Event of Default; (c) the Lender’s delivery to Holdings and the Borrower of a Lender Termination Notice; and (d) February 28, 2023, subject to the Lender’s right, in its sole discretion, to terminate the Modification Period on July 31, 2018 and February 28, 2023 (with each such date permitted to be extended by the Lender in its sole discretion).

C.       The parties wish to enter into this Amendment to extend the first date referred to in Recital B.(d) above from February 28, 2023 until March 31, 2023.

D.       Pursuant to the Modification Agreement, as amended, the parties agreed that subject to the terms and conditions set forth therein, so long as no Modification Termination Event shall have occurred, the occurrence and continuance of any of the Covered Events shall not constitute Events of Default from the Effective Date through the end of the Modification Period and, for the avoidance of doubt, that the Default Rate shall not apply during the Modification Period.

E.       Pursuant to the Modification Agreement, as amended by the Ninth Modification Amendment, the Tenth Modification Amendment, the Eleventh Modification Amendment, the Twelfth Modification Amendment, the Thirteenth Modification Amendment, the Fourteenth Modification Amendment, the Fifteenth Modification Amendment, the Sixteenth Modification Amendment, the Seventeenth Modification Amendment, the Eighteenth Modification Amendment, the Nineteenth Modification Amendment, the Twentieth Modification Amendment, the Twenty-First Modification Amendment, the Twenty-Second Modification Amendment, the Twenty-Third Modification Amendment, the Twenty-Fourth Modification Amendment, the Twenty-Fifth Modification Amendment, the Twenty-Sixth Modification Amendment, and the Twenty-Seventh Modification Amendment, the parties agreed to defer the Borrower’s interest payments that would otherwise be due to Lender on December 31, 2018, March 31, 2019, June 30, 2019, September 30, 2019, December 31, 2019, March 31, 2020, June 30, 2020 and September 30, 2020 until February 28, 2023 (the end of the extended Modification Period as referenced in Recital B above), and to treat such deferrals of the interest payments as a “Covered Event”.

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F.       The parties acknowledge that this Amendment will extend the date of the end of the extended Modification Period referred to in Recital E above (and the date of the Borrower’s interest payments that would have otherwise been due to Lender on December 31, 2018, March 31, 2019, June 30, 2019, September 30, 2019, December 31, 2019, March 31, 2020, June 30, 2020 and September 30, 2020) from February 28, 2023 until March 31, 2023.

G.       Pursuant to the Modification Agreement, as amended by the Twenty-First Modification Amendment, the Twenty-Second Modification Amendment, the Twenty-Third Modification Amendment, the Twenty-Fourth Modification Amendment, the Twenty-Fifth Modification Amendment, the Twenty-Sixth Modification Amendment and the Twenty-Seventh Amendment the parties agreed to defer each of (i) the Borrower’s interest payments that would have otherwise been due under the Credit Agreement on October 7, 2020 and (ii) the Borrower’s payments for principal and for any other Obligations then outstanding under the Tranche One Loan and the Tranche Three Loan that would otherwise be due under the Credit Agreement on October 7, 2020 until February 28, 2023 (the end of the extended Modification Period referred to in Recital F above), and the parties agreed to treat the deferral of such October 7, 2020 payments as a “Covered Event”.

H.       The parties acknowledge that this Amendment will extend the date of the end of the extended Modification Period referred to in Recital G above (and the date of the Borrower’s payments that would have otherwise been due to Lender on October 7, 2020) from February 28, 2023 until March 31, 2023.

I.       Pursuant to the Modification Agreement, as amended by the First Modification Amendment, the Fifth Modification Amendment, the Sixth Modification Amendment, the Seventh Modification Amendment, the Eighth Modification Amendment, the Ninth Modification Amendment, the Tenth Modification Amendment, the Eleventh Modification Amendment, the Twelfth Modification Amendment, the Thirteenth Modification Amendment, the Fourteenth Modification Amendment, the Fifteenth Modification Amendment, the Sixteenth Modification Amendment, the Seventeenth Modification Amendment, the Eighteenth Modification Amendment, the Nineteenth Modification Amendment, the Twentieth Modification Amendment, the Twenty-First Modification Amendment, the Twenty-Second Modification Amendment, the Twenty-Third Modification Amendment, the Twenty-Fourth Modification Amendment, the Twenty-Fifth Modification Amendment, the Twenty-Sixth Modification Amendment, and the Twenty-Seventh Modification Amendment, the parties also agreed that the Lender shall have a right to terminate the Modification Period (as defined in the Modification Agreement) on July 31, 2018 and February 28, 2023 (with each such date permitted to be extended by the Lender in its sole discretion).

J.       The parties also wish to enter into this Amendment to extend the date for Lender to terminate the Modification Period from February 28, 2023 until March 31, 2023.

NOW, THEREFORE, in consideration of the above premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

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Article I.
AMENDMENTs TO MODIFICATION AGREEMENT

Upon the Amendment Effective Date:

1.1       Modification Period. Section 2 of the Modification Agreement, as amended by the First Modification Amendment, the Fifth Modification Amendment, the Sixth Modification Amendment, the Seventh Modification Amendment, the Eighth Modification Amendment, the Ninth Modification Amendment, the Tenth Modification Amendment, the Eleventh Modification Amendment, Twelfth Modification Amendment, the Thirteenth Modification Amendment, the Fourteenth Modification Amendment, the Fifteenth Modification Amendment, the Sixteenth Modification Amendment, the Seventeenth Modification Amendment, the Eighteenth Modification Amendment, the Nineteenth Modification Amendment, the Twentieth Modification Amendment, the Twenty-First Modification Amendment, the Twenty-Second Modification Amendment, the Twenty-Third Modification Amendment, the Twenty-Fourth Modification Amendment, the Twenty-Fifth Modification Amendment, the Twenty-Sixth Modification Amendment and the Twenty-Seventh Amendment is amended and restated in its entirety as follows:

“2. Modification Period. Subject to the terms and conditions set forth herein, so long as no Modification Termination Event (as defined below) shall have occurred, each of the Agent and the Lender agrees that the occurrence and continuance of any of the Covered Events shall not constitute Events of Default from the Effective Date through the earliest to occur of any Modification Termination Event (the “Modification Period”) and, for the avoidance of doubt, that the Default Rate shall not apply during the Modification Period. As used herein, “Modification Termination Event” shall mean the earliest to occur of: (a) the occurrence of any Event of Default under any Loan Documents that does not constitute a Covered Event; (b) the occurrence of any Agreement Event of Default (as defined below); (c) the Lender’s delivery to Holdings and the Borrower of a Lender Termination Notice (as defined below); and (d) March 31, 2023, subject to the Lender’s right, in its sole discretion, to terminate the Modification Period on July 31, 2018 and March 31, 2023 (with each such date permitted to be extended by the Lender in its sole discretion). Notwithstanding any other provision of this Modification Agreement or any other Loan Document, all principal and interest otherwise due to Lender through the end of the Modification Agreement shall be due and payable at the end of the Modification Period and if not paid in full in Cash at that time shall bear interest at the Default Rate from and after the end of the Modification Period.”

Article II.
REPRESENTATIONS AND WARRANTIES

In order to induce the Agent and the Lender to enter into this Amendment, each of Holdings, the Borrower and the Subsidiary Guarantor hereby represents and warrants to the Agent and the Lender that as of the date hereof, both prior to and after giving effect to this Amendment:

2.1       Organization. Holdings is a corporation validly existing and in good standing under the laws of the State of Nevada; the Borrower is a corporation validly existing and in good standing under the laws of the State of Texas; and each other Loan Party and each of its Subsidiaries is duly organized, validly existing and in good standing (as applicable) under the laws of the jurisdiction of its incorporation or organization. Each Loan Party has all power and authority and all material governmental approvals required for the ownership and operation of its properties and the conduct of its business as now conducted and as proposed to be conducted and is qualified to do business, and is in good standing (as applicable), in every jurisdiction where, because of the nature of its activities or properties, such qualification is required, except for such jurisdictions where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect.

2.2       Due Authorization. The execution, delivery and performance of this Amendment, and the performance of its obligations under the Modification Agreement and Credit Agreement, each as amended hereby, have been duly authorized by all necessary action on the part of each Loan Party that is a party hereto.

2.3       No Conflict. The execution, delivery and performance of this Amendment by each Loan Party that is a party hereto and the consummation of the transactions contemplated hereby do not and will not (a) require any consent or approval of, or registration or filing with or any other action by, any Governmental Authority (other than any consent or approval which has been obtained and is in full force and effect), (b) conflict with (i) any provision of material Applicable Law, (ii) the charter, by-laws, limited liability company agreement, partnership agreement or other organizational documents of any Loan Party or (iii) any material agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon any Loan Party or any of their respective properties or (c) require, or result in, the creation or imposition of any Lien on any asset of Holdings, the Borrower or any other Loan Party (other than Permitted Liens and Liens in favor of the Agent created pursuant to the Collateral Documents).

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2.4       Incorporation of Representations and Warranties from Loan Documents. Each representation and warranty by each Loan Party that is a party hereto contained in the Modification Agreement, the Credit Agreement or in any other Modification Document or Loan Document to which such Loan Party is a party is true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof (or as of a specific earlier date if such representation or warranty expressly relates to an earlier date).

2.5       No Default. Both prior to (except as expressly waived in Section 1.3 of the Twelfth Modification Amendment with the addition of item (vi) to Recital C as a Covered Event) and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, and no Default or Event of Default will result from the execution and delivery of this Amendment and the consummation of the transactions contemplated herein.

2.6       Validity; Binding Nature. This Amendment has been duly executed by each Loan Party that is a party hereto, and each of (i) this Amendment, (ii) the Modification Agreement as amended hereby and (iii) the Credit Agreement as amended hereby is the legal, valid and binding obligation of each Loan Party that is a party hereto, enforceable against such Person in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

Article III.
MISCELLANEOUS

3.1       Modification and Loan Document. This Amendment is a Modification Document and Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

3.2       Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect, the rights and remedies of the parties to the Credit Agreement and shall not alter, modify, amend or in any way affect any of the terms or conditions contained therein, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to any future consent with respect to, or waiver, amendment, modification or other change of, any of the terms or conditions contained in the Credit Agreement in similar or different circumstances. Except as expressly stated herein, the Agent and the Lender reserve all rights, privileges and remedies under the Loan Documents. All references in the Credit Agreement and the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

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3.3       Reaffirmation. Each of Holdings, the Borrower and the Subsidiary Guarantor hereby reaffirms its obligations under each Modification Document and Loan Document to which it is a party. Each of Holdings, the Borrower and the Subsidiary Guarantor hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with the Guarantee and Collateral Agreement or any other Loan Document, to the Agent, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof.

3.4       Fees and Expenses. The Borrower agrees to pay within five Business Days of the Amendment Effective Date, by wire transfer of immediately available funds to an account of the Agent designated in writing, reimbursement from the Borrower of all costs and expenses incurred by the Agent and the Lender in connection with this Amendment, including any and all fees payable or owed to Gibson, Dunn & Crutcher LLP in connection with the drafting, negotiation, and execution of this Amendment.

3.5       Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

3.6       Construction; Captions. Each party hereto hereby acknowledges that all parties hereto participated equally in the negotiation and drafting of this Amendment and that, accordingly, no court construing this Amendment shall construe it more stringently against one party than against the other. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.

3.7       Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (as permitted under the Credit Agreement).

3.8       GOVERNING LAW. THIS AMENDMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, AND ANY CLAIMS OR DISPUTES RELATING THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.9       Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

3.10       Release of Claims. In consideration of the Lender’s and Agent’s agreements contained in this Amendment, each of Holdings, the Borrower and the Subsidiary Guarantor hereby releases and discharges the Lender and the Agent and their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all other claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which Holdings, the Borrower or the Subsidiary Guarantor ever had or now has against the Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of the Agent, any Lender or any other Released Person relating to the Modification Agreement or Credit Agreement or any other Modification Document or Loan Document on or prior to the date hereof.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

CAREVIEW COMMUNICATIONS, INC.,
a Nevada corporation,
as Holdings

By:	/s/ Steven G. Johnson
Name: Steven G. Johnson
Title: President and Chief Executive Officer

CAREVIEW COMMUNICATIONS, INC.,
a Texas corporation,
as Borrower

By:	/s/ Steven G. Johnson
Name: Steven G. Johnson
Title: President and Chief Executive Officer

CAREVIEW OPERATIONS, L.L.C.,
a Texas limited liability company,
as Subsidiary Guarantor

By:	/s/ Steven G. Johnson
Name: Steven G. Johnson
Title: President and Chief Executive Officer

[Signature Page to Twenty-Eighth Amendment to Modification Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

PDL INVESTMENT HOLDINGS, LLC,
a Delaware limited liability company,
as Agent

By:	/s/ Christopher Stone
Name: Christopher Stone
Title: CEO and Secretary

PDL INVESTMENT HOLDINGS, LLC,
a Delaware limited liability company,
as Lender

By:	/s/ Christopher Stone
Name: Christopher Stone
Title: CEO and Secretary

 [Signature Page to Twenty-Eighth Amendment to Modification Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

TRANCHE THREE LENDER:

/s/ Steven G. Johnson
Steven G. Johnson (individually)

/s/ Dr. James R. Higgins
Dr. James R. Higgins (individually)

 [Signature Page to Twenty-Eighth Amendment to Modification Agreement]